UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2004

P-Com, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3175 S. Winchester Boulevard, Campbell, California		95008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2004, the Registrant and Agilent Financial Services, Inc. ("Agilent") entered into a Stipulation to Amend the Stipulation for Entry of Judgment (Endorsed July 9, 2003) and the June 30, 2003 Order Setting Dismissal Review ("Stipulation to Amend"). Under the terms of the Stipulation to Amend, the payment of the $1.725 million obligation due to Agilent on December 1, 2004, has been restructured. The Registrant shall pay Agilent in accordance with the following schedule: (a) an initial payment of $250,000 no later than December 1, 2004; (b) monthly payments of $92,187.50 for sixteen months, from January 1, 2005, up to and including April 1, 2006; and (c) on the earlier of (i) May 1, 2006 or (ii) within thirty (30) days of full payment by Registrant to Agilent of the $1.725 million, Registrant shall pay any and all interest that has accrued pursuant to the Stipulation to Amend. Interest shall accrue on the $1.725 million at the rate of 10.25% per annum from December 1, 2004.

In connection with the Stipulation to Amend, the Registrant also issued a warrant to purchase common stock of the Registrant to Agilent. See Item 3.02.

See also Item 2.03.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Note and Warrant Purchase Agreement into which the Registrant entered on November 3, 2004, on November 26, 2004, the Registrant issued a promissory note in the amount of $3.3 million (the "Note"). In connection with the Note, the Registrant issued warrants to purchase 528,000 shares of the Registrant's common stock (the "Warrants"). The Warrants have an initial exercise price of $1.50 and a term of five years. See Item 3.02.

The Note is payable in eight equal quarterly installments and shall bear interest at an interest rate equal to seven percent (7%) per annum, increasing to eight percent (8%) on July 1, 2005, and ten percent (10%) on April 1, 2006 through the maturity date. The principal and interest payments due may be paid in either shares of the Registrant's common stock, cash or a combination of both. The number of shares of common stock that may be used to pay the quarterly installments is capped at 6,000,000 shares of common stock.

Under the terms of the Note, in the event that the Registrant shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing, or a proceeding shall be commenced regarding the Registrant, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Registrant or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Registrant or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Registrant and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days, then the oustanding principal balance and accrued interest shall be automatically due and payable.

Item 3.02. Unregistered Sales of Equity Securities.

On November 26, 2004, the Registrant issued a warrant to purchase 528,000 shares of the Registrant's common stock, in connection with the issuance of the $3.3 million promissory note. The warrants have an initial exercise price of $1.50 and a term of five years.

On November 26, 2004, the Registrant issued a warrant to purchase 178,571 shares of the Registrant's common stock to Agilent, in connection with the restructuring of the $1.725 million obligation owed to Agilent. The warrants have an initial exercise price of $0.56 and a term of five years.

No underwriters were involved in the foregoing stock transactions. The securities issued in connection with each of the above transactions were issued private transactions, in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder, because each offering was a non-public offering to accredited investors.

Item 8.01. Other Events.

On November 30, 2004, the Registrant issued a press release announcing the restructuring of the $1.725 million obligation due to Agilent on December 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P-Com, Inc.

December 1, 2004	By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Acting Chief Financial Officer and Vice President

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Exhibit Index

Exhibit No.	Description

10.1	Stipulation to Amend between P-Com, Inc. and Agilent Financial Services, Inc.
99.1	Press release of P-Com, Inc., dated November 30, 2004, announcing the restructuring of the $1.725 million Agilent obligation and completion of $3.3 million debenture financing.